THE DREYFUS/LAUREL FUNDS, INC.
                    DREYFUS DISCIPLINED SMALLCAP STOCK FUND
                                200 Park Avenue
                            New York, New York 10166

Dear Shareholder:

    As a shareholder of the Dreyfus Disciplined Smallcap Stock Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), you are entitled to vote on the proposal described below and in the enclosed materials (the "Proposal").

    The Company's Board of Directors (the "Board") has determined that it would be in the best interest of the Fund and its shareholders if the Fund were to exchange its assets (subject to liabilities) for shares of a larger fund advised by MPAM Advisers, a division of The Dreyfus Corporation, that has a lower expense ratio than the Fund, and a similar performance record and shareholder base, the same investment objective and primary portfolio manager, and substantially similar management policies as the Fund. Based on the similarities of the funds, the Board believes that the exchange would result in a single fund with a larger combined asset base, producing greater efficiencies of portfolio management and eliminating the duplication of resources and costs. It is proposed that this exchange take place with the MPAM Small Cap Stock Fund (the "Acquiring Fund"), a series of the MPAM Funds Trust.

    Under the terms of the Proposal, the Acquiring Fund would acquire all of the assets and assume the stated liabilities of the Fund. Shareholders of the Fund who are Mellon Private Asset Management clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A., or Boston Safe Deposit and Trust Company, or their bank affiliates (collectively, "MPAM Clients"), would receive shares of the MPAM class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction. Shareholders of the Fund who are not MPAM Clients would receive shares of the Investor class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction (collectively referred to as the "Exchange"). The Fund would then be terminated. The Exchange will not result directly in the imposition of Federal income tax on you. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange.

    Further information about the Proposal is contained in the enclosed materials, which you should review carefully.

    Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

    THE BOARD RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

    If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

                                           Sincerely,

                                           /s/ Stephen E. Canter
                                           -------------------------------
                                           Stephen E. Canter,
                                           President
July 16, 2001

                         THE DREYFUS/LAUREL FUNDS, INC.
                    DREYFUS DISCIPLINED SMALLCAP STOCK FUND

                    ---------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                    ---------------------------------------


To the Shareholders:

    A Special Meeting of Shareholders of Dreyfus Disciplined Smallcap Stock Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Tuesday, September 25, 2001 at 10:00 a.m. for the following purposes:

    1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to MPAM Small Cap Stock Fund, a series of the MPAM Funds Trust (the "Acquiring Fund"), in exchange (the "Exchange") for shares of the MPAM class and Investor class of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund's MPAM class shares received in the Exchange will be distributed by the Fund to its shareholders who are Mellon Private Asset Management clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A., Boston Safe Deposit and Trust Company, or their bank affiliates (collectively, "MPAM Clients"), and the Acquiring Fund's Investor class shares received in the Exchange will be distributed by the Fund to its shareholders who are not MPAM Clients, all in liquidation of the Fund. Thereafter, the Fund will be terminated as a series of the Company; and

    2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Shareholders of record at the close of business on July 9, 2001 will be entitled to receive notice of and to vote at the meeting.

                                          By Order of the Board of Directors


                                          /s/ Steven F. Newman
                                          --------------------------------
                                              Steven F. Newman,
                                              Secretary
New York, New York
July 16, 2001

--------------------------------------------------------------------------------
                       WE NEED YOUR PROXY VOTE IMMEDIATELY

      A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT ITS SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

--------------------------------------------------------------------------------

July 16, 2001
                         THE DREYFUS/LAUREL FUNDS, INC.
                    DREYFUS DISCIPLINED SMALLCAP STOCK FUND

                          ACQUISITION OF THE ASSETS OF
                    DREYFUS DISCIPLINED SMALLCAP STOCK FUND
           BY AND IN EXCHANGE FOR INVESTOR SHARES AND MPAM SHARES OF
                           MPAM SMALL CAP STOCK FUND

                           PROSPECTUS/PROXY STATEMENT
                           --------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 25, 2001

    This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company") on behalf of its series, Dreyfus Disciplined Smallcap Stock Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Tuesday, September 25, 2001 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on July 9, 2001 are entitled to receive notice of and to vote at the Meeting.

    Under the terms of the proposal, MPAM Small Cap Stock Fund (the "Acquiring Fund"), a series of the MPAM Funds Trust (the "Trust"), would acquire all of the assets and assume the liabilities of the Fund. Shareholders of the Fund who are Mellon Private Asset Management ("MPAM")(1) clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. ("Mellon Bank") or Boston Safe Deposit and Trust Company ("Boston Safe"), or their bank affiliates (collectively, "MPAM Clients"), would receive shares of the MPAM class of the Acquiring Fund ("MPAM Shares") with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction. Shareholders of the Fund who are not MPAM Clients would receive shares of the Investor class of the Acquiring Fund ("Investor Shares") with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction. The collective transaction is referred to as the "Exchange", and its submission to Fund shareholders for approval at the Meeting is referred to as the "Proposal".

    This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the Proposal or investing in the Acquiring Fund.

    A Statement of Additional Information ("SAI") dated July 16, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561 or writing to the Acquiring Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166.
--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------
AS WITH ALL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

(1) Mellon Private Asset Management(sm) is a registered service mark of Mellon Financial Corporation ("Mellon") and refers to Mellon's business of providing wealth management and investment management services to the U.S. high net worth market, which is operated through Mellon Bank, N.A., Boston Safe Deposit and Trust Company, and other bank and trust company subsidiaries of Mellon.

    The Fund and the Acquiring Fund are series of open-end, management investment companies advised by Dreyfus and, in the case of the Acquiring Fund, through MPAM Advisers, a division of Dreyfus. They also have the same primary portfolio manager and investment objective and substantially similar management policies. The Fund is a separate series of the Company and the Acquiring Fund is a separate series of the Trust. The substantive differences between the Fund and the Acquiring Fund are set forth herein.

    The Acquiring Fund's Prospectus dated July 11, 2001 (the "Acquiring Fund Prospectus"), and the Acquiring Fund's Semi-Annual Report for the period ended February 28, 2001, each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in the Semi-Annual Report are incorporated by reference. FOR A FREE COPY OF THE FUND'S PROSPECTUS DATED MARCH 1, 2001 (THE "FUND PROSPECTUS"), THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000, AND THE FUND'S SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 2001, WRITE TO THE FUND AT ITS PRINCIPAL EXECUTIVE OFFICES LOCATED AT 200 PARK AVENUE, NEW YORK, NEW YORK 10166, OR CALL 1-800-645-6561.

    Shareholders are entitled to one vote for each share of common stock of the Fund, par value $0.001 per share, held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of June 29, 2001, there were 5,511,940 Fund shares issued and outstanding.

            Proxy materials will be mailed to shareholders of record
                          on or about August 8, 2001.

TABLE OF CONTENTS

                                                                        Page

Summary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

Reasons for the Exchange . . . . . . . . . . . . . . . . . . . . . . . . 11

Information about the Exchange . . . . . . . . . . . . . . . . . . . . . 11

Additional Information about the Acquiring Fund and the Fund . . . . . . 13

Voting Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

Financial Statements and Experts . . . . . . . . . . . . . . . . . . . . 15

Other Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

Notice to Banks, Broker/Dealers and
  Voting Trustees and Their Nominees . . . . . . . . . . . . . . . . . . 15

Exhibit A: Form of Agreement and Plan of Reorganization  . . . . . . . . A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

                                    SUMMARY

    This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund Prospectus, the Fund Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

    Proposed Transaction. The Company's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Plan"). Under the terms of the Plan, the Acquiring Fund would acquire all of the assets and assume the stated liabilities of the Fund. Shareholders of the Fund who are MPAM Clients would receive, in exchange for their Fund shares, MPAM Shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the Exchange. Shareholders of the Fund who are not MPAM Clients would receive, in exchange for their Fund shares, Investor Shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the Exchange. Thereafter, the Fund will be terminated as a series of the Company.

    As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

    The Company's Board has concluded unanimously that the Exchange would be in the best interests of shareholders of the Fund and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

    Tax Consequences. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel substantially to the effect that, for Federal income tax purposes: (a) the Fund's shareholders will recognize no gain or loss as a direct result of the Exchange; (b) the holding period and aggregate tax basis of the Acquiring Fund's shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares; and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

    Comparison of the Fund and Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund Prospectus and the Acquiring Fund Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in the Fund Prospectus and Acquiring Fund Prospectus, which are incorporated herein by reference.

    GOAL/APPROACH. The Fund and the Acquiring Fund have the same investment goals. Each seeks total investment returns (consisting of capital appreciation and income) that surpass those of the Standard & Poor's SmallCap 600(reg.tm) Index ("S&P SmallCap 600"). To pursue its goal, each fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small-capitalization companies, whose market capitalizations generally range between $100 million and $2 billion. Each fund may purchase securities of companies in initial public offerings or shortly thereafter.

    The Fund and the Acquiring Fund both use a disciplined process to select securities and manage risk. In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on: the value of a stock, the sustainability or growth of earnings, and the financial health of the company. Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities and determines those issues that should be sold. The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The Fund is structured so that its sector weightings and risk characteristics are similar to those of the S&P SmallCap 600.

    The Fund and the Acquiring Fund have substantially identical policies regarding the securities each fund may purchase and the investment techniques and strategies that may be used by each fund. For a more complete discussion of the Fund's or Acquiring Fund's management policies, see "Goal/Approach" in the Fund Prospectus and the Acquiring Fund Prospectus, respectively.

    The Fund is a separate diversified portfolio of the Company. The Company is an open-end management investment company incorporated in the State of Maryland. The Acquiring Fund is a separate diversified portfolio of the Trust. The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. See "Legal Form of Organization" below.

    MAIN RISKS.   The risks associated with an investment in the Fund and
Acquiring Fund, each of which is a non-index based fund, are substantially similar and include those associated with investing in: small companies; initial public offerings (IPOs); a mix of growth and value companies; and foreign issuers. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means that you could lose money. The Fund and the Acquiring Fund's main risks are discussed below:

    * ACTIVE MANAGEMENT. Neither fund is an index fund, meaning that each is actively managed based on investment decisions of its investment adviser. Such decisions may prove incorrect. Each fund may hold securities not listed in the S&P SmallCap 600 and may hold fewer securities than the index, either of which could cause the fund to underperform the index. Each fund may engage in active trading, which could produce higher brokerage costs and taxable distributions and lower the fund's after-tax performance accordingly.

    * SMALL COMPANY RISK. Small companies carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on each fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group.

    * IPO RISK. The prices of securities purchased in initial public offerings or shortly thereafter may be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

    * GROWTH AND VALUE RISK. By investing in a mix of growth and value companies, each fund assumes the risks of both, and may achieve more modest gains than funds that use only one investment style. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already underpriced. While investments in value stocks may limit downside risk over time, they may produce smaller gains than riskier stocks.

    * FOREIGN RISK. Each fund may invest in securities of foreign issuers, which carry additional risks such as changes in currency exchange rates, less liquidity, a lack of comprehensive company information and political instability.

    The Fund and the Acquiring Fund may invest some or all of its assets in money market instruments. Although the Fund and the Acquiring Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, each fund may not achieve its investment objective. The Fund and Acquiring Fund are also subject to risks associated with investing in derivative instruments, including the purchase of futures and options.

    See "Main Risks" in the Prospectuses of the Fund and the Acquiring Fund for a more complete description of investment risks.

    CAPITALIZATION. The Fund has one existing class of shares (referred to herein as "Fund Shares") offered to any investor. The Acquiring Fund offers MPAM Shares and Investor Shares. MPAM Shares of the Acquiring Fund generally are offered only to MPAM Clients. Investor Shares of the Acquiring Fund are newly authorized and generally are offered only to: (1) MPAM Clients who terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates, and who wish to continue to hold shares of the Acquiring Fund, and individuals or entities who are not MPAM Clients and who receive a transfer of Acquiring Fund shares from an MPAM Client (collectively, "Individual Holders"); and (2) shareholders of the Fund who are not MPAM Clients and who will receive Investor Shares in the Exchange. Currently, a majority of the shares of the Fund and the Acquiring Fund are held by MPAM Clients. Shareholders of the Fund who are MPAM Clients will receive MPAM Shares of the Acquiring Fund in the Exchange and, like most other holders of the Acquiring Fund's MPAM Shares, their MPAM Shares will be converted into Investor Shares if they later terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates.

    The following tables set forth as of February 28, 2001 (1) the capitalization of Fund Shares, (2) the capitalization of the respective Acquiring Fund classes (Investor Shares were not authorized as of such date and for illustrative purposes the net asset value per share of MPAM Shares is used), and (3) the pro forma capitalization of the respective class of shares of the Acquiring Fund, as adjusted showing the effect of the Exchange had it occurred on such date.

                                              Fund                                                  Pro Forma After Exchange
                                         Shares held by                Acquiring Fund                    Acquiring Fund
                                          MPAM Clients                   MPAM Shares                       MPAM Shares
                                          ------------                   -----------                       -----------

Total net assets                           $96,647,580                  $130,150,510                      $226,798,090

Net asset value per share                    $17.50                        $11.69                            $11.69

Shares outstanding                          5,522,362                    11,129,129                        19,396,138


                                              Fund                                                  Pro Forma After Exchange
                                       Shares not held by              Acquiring Fund                    Acquiring Fund
                                          MPAM Clients                 Investor Shares                   Investor Shares
                                          ------------                 ---------------                   ---------------

Total net assets                           $6,547,323                        $0                            $6,547,323

Net asset value per share                    $17.50                          N/A                             $11.69

Shares outstanding                           374,132                          0                              560,078


    SALES CHARGES. Shares of the Fund and Acquiring Fund are sold at net asset value without a sales charge (load).

    FEES AND EXPENSES. The management fees, relevant plan fees, and other expenses of the Fund and Acquiring Fund differ. The Fund's and the Acquiring Fund's annual operating expenses are paid out of their respective assets, so the effect of those expenses is reflected in the share price.

    Fund Shares are currently subject to an annual management fee of 1.25% of the value of the Fund's average daily net assets. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays for all expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses. Fund Shares also are subject to a Rule 12b-1 Plan fee of 0.25% of the value of the Fund's average daily net assets, which is paid for distribution and shareholder services with respect to Fund Shares.

    MPAM Shares and Investor Shares of the Acquiring Fund are subject to an annual investment advisory fee of 0.85% of the value of the average daily net assets of the respective class and an administration fee, payable to Mellon Bank, estimated to be 0.146% of the value of the average daily net assets of the respective class for the current fiscal year. For this fee, Mellon Bank provides or arranges for the provision of fund accounting, transfer agency and certain other fund administrative services. The Acquiring Fund also pays for miscellaneous items such as custody of fund assets, professional services and Trustee fees. In addition, Investor Shares of the Acquiring Fund are subject to a Shareholder Services Plan fee of 0.25% of the value of the average daily net assets attributable to Investor Shares, which is paid for shareholder services with respect to that class. The Acquiring Fund's MPAM Shares are not subject to a Shareholder Services Plan fee. Pursuant to a contractual arrangement with the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses (excluding shareholder services fees) through September 30, 2003 so that the total annual operating expenses of the Acquiring Fund are limited to the net expenses of the Acquiring Fund, as shown in the tables below.

    The following information concerning fees and expenses of the Fund and Acquiring Fund is derived from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses set forth below are for the fiscal year ended October 31, 2000 for the Fund and are estimated based on the fiscal period October 2, 2000 (commencement of operations) through February 28, 2001 for the Acquiring Fund. The "Pro Forma After Exchange" information set forth below is based on net assets and fund accruals of the Fund and Acquiring Fund as of February 28, 2001. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the respective share price.

ANNUAL FUND
OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):

                                                                       Pro Forma After                            Pro Forma After
                                                                          Exchange                                   Exchange
                                     Fund         Acquiring Fund       Acquiring Fund       Acquiring Fund        Acquiring Fund
                                    Shares          MPAM Shares          MPAM Shares        Investor Shares       Investor Shares
                                    ------          -----------          -----------        ---------------       ---------------

Management fees                     1.25%            0.85%                0.85%                 0.85%                 0.85%

Rule 12b-1 fee                      0.25%            None                 None                  None                  None

Shareholder services fee            None             None                 None                  0.25%                 0.25%

Other expenses                      0.00%            0.25%                0.25%                 0.25%                 0.25%

Total Annual Fund
   Operating Expenses               1.50%            1.10%                1.10%                 1.35%                 1.35%

Less: Fee waiver and/or
   expense reimbursement            None             0.05%*               0.05%*                0.05%*                0.05%*

Net Operating Expenses              1.50%            1.05%                1.05%                 1.30%                 1.30%

----------------------------------------
* Pursuant to a contractual arrangement with the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses (excluding shareholder services fees) through September 30, 2003, so that the total annual operating expenses of the Acquiring Fund are limited to the net expenses of the Acquiring Fund, as shown above.


EXPENSE EXAMPLE

    This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers below are based on Net Operating Expenses. The longer-term numbers are based on Net Operating Expenses for year one and on Total Annual Fund Operating Expenses for each year thereafter.

                                       Acquiring          Acquiring Fund            Acquiring           Acquiring Fund
                        Fund             Fund                Pro Forma                Fund                 Pro Forma
                      Existing           MPAM             After Exchange            Investor            After Exchange
                       Shares           Shares              MPAM Shares              Shares             Investor Shares
                       ------           ------              -----------              ------             ---------------
1 Year                  $153             $107                  $107                   $132                   $132
3 Years                 $474             $345                  $345                   $423                   $423
5 Years                 $818             $601                  $601                   $735                   $735
10 Years               $1,791           $1,336                $1,336                 $1,620                 $1,620

    PAST PERFORMANCE. The Acquiring Fund did not have a performance record as a series of an investment company registered under the 1940 Act prior to October 2, 2000. The performance of the Acquiring Fund presented below through October 1, 2000 represents that of a predecessor common trust fund ("CTF") that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the Acquiring Fund, and thereafter represents the performance of MPAM Shares of the Acquiring Fund. Substantially all of the assets of the predecessor CTF were transferred to the Acquiring Fund as of October 1, 2000. The CTF's performance has been adjusted to reflect the fees and expenses of the Acquiring Fund by subtracting from the actual performance of the CTF the estimated expenses of the Acquiring Fund's MPAM Shares as set forth above. The Acquiring Fund performance presented below does not reflect the performance of the Investor Shares of the Acquiring Fund, since there were no outstanding shares of that class during the periods presented. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance.

    The bar chart below shows you how the performance of the Acquiring Fund MPAM Shares and its predecessor CTF has varied, and the bar chart on the next page shows you how the performance of the Fund has varied from year to year since the Fund's inception. The table on the next page compares performance over time to that of the S&P SmallCap 600, an unmanaged index of small-cap stock performance. All performance figures reflect the reinvestment of dividends and other distributions. Of course, past performance is no guarantee of future results.

---------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
ACQUIRING FUND (MPAM SHARES AND PREDECESSOR CTF)


                                                        0.92  30.88  -4.82
        91     92     93     94     95     96     97     98     99     00

BEST QUARTER:  Q4 '99      26.91%
WORST QUARTER: Q3 '98     -22.68%


THE YEAR-TO-DATE TOTAL RETURN OF THE ACQUIRING FUND'S MPAM SHARES AS OF 6/30/01 WAS 2.54%.

---------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
FUND (COMMENCED OPERATIONS 9/30/98)


                                                              29.10  -4.34
        91     92     93     94     95     96     97     98     99     00

BEST QUARTER:  Q4 '99      +25.05%
WORST QUARTER: Q1 '99       -4.86%


THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S SHARES AS OF 6/30/01 WAS 2.35%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                                                           Since Fund Inception
                                                  1 Year           (9/30/98)
--------------------------------------------------------------------------------

ACQUIRING FUND (MPAM SHARES AND PRECEDESSOR CTF)  -4.82%            19.75%

FUND                                              -4.34%            18.34%

S&P SMALLCAP 600                                  11.81%            18.96%

    INVESTMENT ADVISER. Dreyfus, 200 Park Avenue, New York, New York 10166, serves as the investment adviser for the Fund, and MPAM Advisers, a division of Dreyfus, serves as the investment adviser for the Acquiring Fund. Founded in 1947, Dreyfus manages more than $164 billion in over 190 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon, a global financial services company with approximately $2.8 trillion in assets under management, administration or custody, including approximately $520 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

    PRIMARY PORTFOLIO MANAGER. The primary portfolio manager for the Fund and the Acquiring Fund is Gene F. Cervi. Mr. Cervi has managed both the Fund and Acquiring Fund since their respective inceptions as series of registered investment companies. Mr. Cervi is also director of investment research for Laurel Capital Advisors, an affiliate of Dreyfus, and a vice president of Mellon Bank, which he joined in 1982.

    BOARD MEMBERS. The Company and the Trust have different Board members. For a description of the Board members, see the Acquiring Fund's Statement of Additional Information under the caption "Management of the Funds" and the Fund's Statement of Additional Information under the caption "Management of the Fund."

    PURCHASE AND REDEMPTION PROCEDURES. The purchase and redemption procedures of the Fund and the Acquiring Fund differ depending on the nature of the shareholder. Purchases and redemption of Fund Shares may be made by mail, wire, electronic check or Dreyfus TELETRANSFER, or automatically, as described in the Fund's Prospectus under "Your Investment - Account Policies" and "Services for Fund Investors." For shareholders who hold their shares by virtue of their trust or investment account or relationship with a financial service provider acting on their behalf, including MPAM Clients, purchases and redemptions are normally effected through that financial service provider. In the case of the Acquiring Fund, MPAM Shares will be held in omnibus accounts, or individual institutional accounts, with the Acquiring Fund's transfer agent. Purchases and redemptions of MPAM Shares will be effected through the client relationship with MPAM. Purchases and redemptions of Investor Shares may be made in a manner similar to that used for Fund Shares, by mail, wire, electronic check or Dreyfus TELETRANSFER, or automatically, as described in the Prospectus of the Acquiring Fund under "Your Investment - Account Policies and Services - Purchases and Redemptions through Individual Accounts." MPAM Shares transferred to persons who are not MPAM Clients, or held by persons who cease to be MPAM Clients, are converted into Investor Shares at the time of transfer or when the MPAM Client relationship ceases, as the case may be. Accordingly, MPAM Shares received in the Exchange by a Fund shareholder who is an MPAM Client will be converted to Investor Shares of the Acquiring Fund if the shareholder terminates its MPAM Client relationship in the future.

    DISTRIBUTION AND SHAREHOLDER SERVICES PLANS. Fund Shares are subject to a Distribution Plan pursuant to which the Fund pays its distributor an annual fee of 0.25% of the value of the Fund's average daily net assets for distribution
and shareholder account services and maintenance.   See "Distribution Plan" in
the Fund's Statement of Additional Information for a discussion of the Distribution Plan. Investor Shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays its distributor an annual fee of 0.25% of the value of the average daily net assets attributable to that class for shareholder account service and maintenance similar to that provided under the Fund's Distribution Plan. See "Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan. MPAM Shares of the Acquiring Fund are not subject to a Distribution Plan or Shareholder Services Plan.

    SHAREHOLDER SERVICES AND PRIVILEGES. The shareholder services and privileges offered by the Fund and the Acquiring Fund are described below. See "Your Investment - Services for Fund Investors" in the Fund Prospectus and "Your Investment - Account Policies and Services - Individual Account services and policies" in the Acquiring Fund Prospectus for a more complete description of shareholder services.

    The following shareholder services and privileges are offered to holders of Fund Shares and holders of Investor Shares of the Acquiring Fund: AUTOMATIC ASSET BUILDER - for making automatic investments from a designated bank account; PAYROLL SAVINGS PLAN - for making automatic investments through a payroll deduction; GOVERNMENT DIRECT DEPOSIT PRIVILEGE - for making automatic investments from your Federal employment, Social Security or other regular Federal government check; DIVIDEND SWEEP - for automatically reinvesting the dividends and other distributions from one fund into another; AUTO-EXCHANGE PRIVILEGE - for making regular exchanges from one fund into another; AUTOMATIC WITHDRAWAL PLAN - for making regular withdrawals from most funds; exchange privileges into certain other funds; TELETRANSFER privileges - to transfer money between your account and your bank account with a phone call; telephone redemption privileges; and 24-hour automated account telephone access.

    Holders of MPAM Shares of the Acquiring Fund must contact their account officer for information concerning purchases, sales or exchanges of MPAM Shares in lieu of using the services listed above.

    DISTRIBUTIONS. The dividend and other distribution policies of the Fund and Acquiring Fund are identical. See "Your Investment -- Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

    LEGAL FORM OF ORGANIZATION. The Company is organized as a Maryland corporation and is governed by its Articles of Incorporation, By-Laws, Board of Directors and the Maryland General Corporation Law. The Trust is organized as a Massachusetts business trust and is governed by its Amended and Restated Agreement and Declaration of Trust dated June 5, 2000 ("Declaration of Trust"), By-Laws, Board of Trustees, and applicable Massachusetts law. Both the Company and the Trust are also governed by applicable federal law.

    Under Maryland law, shareholders of the Fund have no personal liability as such for the Company's acts or obligations. Under Massachusetts law, shareholders of a series could, under certain circumstances, be held personally liable for the acts or obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each of the series' property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

    For a more detailed discussion of the differences between the legal organization of the Company and the Trust, see the Statement of Additional Information of the Fund under the sections entitled "Description of the Fund/Company" and "Information About the Fund/Company", and the Statement of Additional Information of the Acquiring Fund under the sections entitled "Description of the Trust and Funds" and "Information About the Funds/Trust", respectively, and the applicable provisions of Maryland and Massachusetts law.

                            REASONS FOR THE EXCHANGE

    The Board of Directors of the Company and the Trustees of the Trust have concluded that the Exchange is in the best interests of their respective shareholders. Based on the similarities of the funds, each Board believes that the Exchange would result in a single fund with a larger combined asset base, producing more efficient portfolio management and eliminating the duplication of resources and costs associated with marketing and servicing these funds.

    In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Fund and Acquiring Fund; (2) the Fund and the Acquiring Fund have the same portfolio manager; (3) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (4) the expense ratios of the Fund and Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (5) the relative performance of the Fund and the Acquiring Fund;
(6) the tax consequences of the Exchange; (7) a majority of each fund's shares are held by MPAM Clients; and (8) the estimated costs incurred by the Fund and the Acquiring Fund as a result of the Exchange.

                         INFORMATION ABOUT THE EXCHANGE

    Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for the Acquiring Fund's Investor Shares and MPAM Shares (collectively, "Acquiring Fund Shares") and the assumption by the Acquiring Fund of the Fund's stated liabilities on October 1, 2001 or another date the parties agree on (the "Closing Date"). The number of Acquiring Fund Shares to be issued to the Fund will be determined on the basis of the relative net asset values of the Acquiring Fund Shares and the aggregate net assets of the Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time) (except for options and futures contracts, if any, which will be valued 15 minutes after the close of that trading) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with their respective valuation practices, which are described under the captions "Your Investment - Account Policies" in the Fund Prospectus and "Your Investment - Account Policies and Services - Buying Shares" in the Acquiring Fund Prospectus, and under the caption "Determination of Net Asset Value" in the respective Statements of Additional Information.

    On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income, if any, for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

    As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the Acquiring Fund Shares it received in the Exchange. That liquidation and distribution will be accomplished by establishing an account on the share records of the Acquiring Fund for each such Fund shareholder and crediting each such account with the respective pro rata number of the MPAM Shares or Investor Shares due to the shareholder. Fund shareholders who are MPAM Clients will receive MPAM Shares having an aggregate net asset value equal to the value of their Fund Shares, and Fund shareholders who are not MPAM Clients will receive Investor Shares having an aggregate net asset value equal to the value of their Fund Shares. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund Shares will represent Acquiring Fund Shares distributed to the record holders of the Fund.

    The Plan may be amended at any time prior to the Exchange. The Company will provide Fund shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund Shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties.

    The total expenses of the Exchange are expected to be approximately $51,600, which will be borne pro rata according to the aggregate net assets of the Fund and the Acquiring Fund on the date of the Exchange or, if the Exchange is not consummated, at the time the Plan is terminated.

    If the Exchange is not approved by the Fund's shareholders, the Company's Board will consider other appropriate courses of action, including liquidating the Fund.

    The consummation of the Exchange is subject to the conditions set forth in the Plan, including the condition that the parties to the Exchange shall have received exemptive relief from the Commission with respect to certain restrictions under the 1940 Act that could otherwise impede or inhibit consummation of the Exchange.

    Temporary Suspension of Certain of the Fund's Investment Restrictions. Because certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Exchange in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Fund's ability to (i) invest more than 5% of its assets in the obligations of any single issuer and (ii) invest more than 25% of its total assets in the securities of issuers in any single industry, as set forth in the Fund's Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

    Federal Income Tax Consequences. The Exchange is intended to qualify for Federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Trust and the Company will receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, substantially to the effect that, based on the existing provisions of the Code, Treasury regulations issued thereunder, current administrative pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes:
(1) the transfer of the Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each fund will be a "party to a reorganization" within the meaning of section 368(b) of the Code; (2) the Acquiring Fund will recognize no gain or loss on its receipt of the Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Fund; (3) the Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's liabilities or on the distribution (whether actual or constructive) of Acquiring Fund Shares to Fund shareholders in exchange for their Fund Shares; (4) a Fund shareholder will recognize no gain or loss on the actual or constructive exchange of Fund Shares solely for Acquiring Fund Shares pursuant to the Exchange; (5) the aggregate tax basis in Acquiring Fund Shares each Fund shareholder receives pursuant to the Exchange will be the same as the aggregate tax basis in the Fund Shares that shareholder exchanges for those Acquiring Fund Shares, and the holding period of those Acquiring Fund Shares will include the period during which the Fund Shares exchanged therefor were held by that shareholder (provided the Fund Shares were held as capital assets on the date of the Exchange); and (6) the tax basis of the Fund's assets acquired by the Acquiring Fund will be the same as the Fund's tax basis in those assets immediately prior to the Exchange, and the holding period of each of those assets in the hands of the Acquiring Fund will include the period during which the Fund held those assets.

    The foregoing opinion will state that no opinion is expressed as to the effect of the Exchange on the Fund or the Acquiring Fund or any Fund shareholder with respect to any Fund asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    The Acquiring Fund's utilization after the Exchange of any pre-Exchange capital losses the Fund realized could be subject to limitation in future years under the Code.

    NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS, NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

    The Company's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Fund's best interests and (ii) the interests of existing shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Company's Articles of Incorporation and By-Laws, an affirmative vote of at least two-thirds of the outstanding shares of the Fund is required to approve the Plan and the Exchange.

THE COMPANY'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

            ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND FUND

    Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus forming a part of the Registration Statement on Form N-1A (File No. 333-34844). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund Prospectus forming a part of the Company's Registration Statement on Form N-1A (File No. 33-16338).

    The Fund and Acquiring Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund or Acquiring Fund may be inspected and copied at the Commission's Public Reference Room at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549-0102 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

    In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Fund may pay persons holding its Fund Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund Shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

    In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than one-third of the outstanding Fund Shares entitled to vote at the Meeting.

    The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

    As of June 29, 2001, no persons were known by the Fund to own of record 5% or more of the outstanding voting shares of the Fund.

    As of June 29, 2001, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the Acquiring Fund's MPAM Shares:

Name and Address                           Percentage Outstanding
----------------                           ----------------------
                                   Before Exchange          After Exchange
                                   ---------------          --------------
Mac & Co.                              99.59%                   58.98%
Attn: MPAM Operations
Mutual Fund Unit
P.O. Box 534005
Pittsburgh, PA 15253-4005

    As of June 29, 2001, the Board of the Company and officers of Company, as a group, owned less than 1% of the Fund's outstanding shares. As of June 29, 2001, the Trustees and officers of Trust, as a group, owned less than 1% of the Acquiring Fund's outstanding shares.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited financial statements of the Fund for the fiscal year ended October 31, 2000, and the audited financial statements of the Acquiring Fund as of September 1, 2000, have been incorporated herein by reference in reliance upon the authority of the reports given by KPMG LLP, the Fund and Acquiring Fund's independent auditors, as experts in accounting and auditing. In addition, the unaudited financial statements of the Acquiring Fund for the period ended February 28, 2001 accompany this Prospectus/Proxy Statement and have been incorporated herein by reference from the Acquiring Fund's Semi-Annual Report.

                                 OTHER MATTERS

    The Company's Directors are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

     NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise the Company, in care of Dreyfus Transfer, Inc., Attention:
The Dreyfus/Laurel Funds, Inc. -- Dreyfus Disciplined Smallcap Stock Fund, P.O. Box 9671, Providence, Rhode Island 02940-9671 whether other persons are the beneficial owners of Fund Shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund Shares.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                   EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    AGREEMENT AND PLAN OF REORGANIZATION dated as of May 9, 2001 (the "Agreement"), between THE DREYFUS/LAUREL FUNDS, INC., a Maryland corporation (the "Company"), on behalf of DREYFUS DISCIPLINED SMALLCAP STOCK FUND (the "Fund"), and MPAM FUNDS TRUST, an unincorporated Massachusetts business trust (the "Trust"), on behalf of MPAM SMALL CAP STOCK FUND (the "Acquiring Fund").

    The parties wish to effect a reorganization described in Section 368(a)(1)
(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under the Code (the "Regulations"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund, in exchange for shares (in classes designated Investor class (the "Investor Shares") and MPAM class (the "MPAM Shares")) of beneficial interest, par value $0.001 per share, of the Acquiring Fund (collectively, the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the holders of the Fund's existing shares of common stock, par value $0.001 (the "Fund Shares") in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    WHEREAS, the Fund is a diversified series of the Company, a registered open-end management investment company, and the Acquiring Fund is a diversified series of the Trust, a registered open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

    WHEREAS, the Fund is authorized to issue its existing shares of common stock, and the Acquiring Fund is authorized to issue Investor class and MPAM class shares of beneficial interest; and

    WHEREAS, the Board of the Trust has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for Acquiring Fund Shares, and the assumption of such liabilities is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

    WHEREAS, the Board of the Company has determined that the exchange of all of the assets and stated liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction:

    NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

    1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

    1.1 Subject to the requisite approval of the shareholders of the Fund and the other terms and conditions contained herein:

        (a) The Fund shall assign, transfer and convey to the Acquiring Fund at the Closing (as defined in paragraph 3.1) all of the Assets of the Fund (as defined in paragraph 1.2).

        (b) The Acquiring Fund agrees in exchange therefor at the Closing (i) to issue and deliver to the Fund the number and classes of full and fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3, and (ii) to assume the Liabilities of the Fund (as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

    1.2 (a) The assets of the Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivables, claims and rights of action that are owned by the Fund, and any deferred or prepaid expenses shown as Assets on the books of the Fund, on the Closing Date (as defined in paragraph 3.1). The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 4.1(i).

        (b) The Fund has provided the Acquiring Fund with a list of all of its property, including all of the Assets, as of the date of execution of this Agreement. The Fund reserves the right to sell any of the Assets in the ordinary course of its business. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Fund with a list of any Assets on such list that do not conform to the Acquiring Fund's investment objective, policies and restrictions or that the Acquiring Fund otherwise does not desire to hold. The Fund will dispose of such Assets prior to the Closing Date to the extent practicable and to the extent the Fund would not be affected adversely by such a disposition. In addition, if it is determined that the portfolios of the Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Fund, if requested to do so by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

    1.3 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus") as of the Valuation Date (as defined in paragraph 2.1) (collectively, the "Liabilities").

    1.4 Delivery of the Assets shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

    1.5 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such Assets shall be deemed included in Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

    1.6 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata in accordance with this paragraph to the Fund's shareholders of record -- some of which hold Fund Shares through omnibus accounts (the "Nominee Shareholders") -- determined as of the close of business on the Closing Date (the "Fund Shareholders"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by transferring the Acquiring Fund Shares of each class then credited to the account of the Fund on the books of the Acquiring Fund to open individual and omnibus accounts on such books for the benefit of (a) the Fund Shareholders other than Nominee Shareholders and (b) the indirect holders of Fund Shares through Nominee Shareholders entitled to receive the applicable class (collectively, "Beneficial Shareholders") and representing the respective pro rata number of full and fractional Acquiring Fund Shares of such class to which each such Beneficial Shareholder is entitled. For these purposes, a Fund Shareholder shall be entitled to receive, with respect to each Fund Share held, that number of full and fractional Acquiring Fund Shares of the applicable class equal to the net asset value of a Fund Share as of the Valuation Date (determined in accordance with paragraph 2.1) divided by the net asset value of one Acquiring Fund Share of the applicable class, as of the Valuation Date (determined in accordance with paragraph 2.2). For purposes of this paragraph, MPAM Shares shall be the applicable class for a Beneficial Shareholder who is, on the Closing Date, a Mellon Private Asset Management client that maintains a qualified fiduciary, custody or other account with Mellon Bank, N.A., or Boston Safe Deposit and Trust Company, or their bank affiliates (collectively, "MPAM Clients"), and Investor Shares shall be the applicable class for a Beneficial Shareholder who is not an MPAM Client on the Closing Date. All issued and outstanding Fund Shares will be canceled on the books of the Fund simultaneously with the distribution of Acquiring Fund Shares to former holders of Fund Shares.

    1.7 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

    1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

    1.9 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

    2.  VALUATION.

    2.1 The value of the Assets and the amount of the Liabilities, and the net asset value of a Fund Share, shall each be computed as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the NYSE, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Fund's then-current prospectus and statement of additional information.

    2.2 The net asset value of an Acquiring Fund Share of each respective class shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information.

    2.3 The number of Acquiring Fund Shares of MPAM class and Investor class (including fractional shares, if any), respectively, to be issued in exchange for the Fund's net assets shall be determined by dividing the value of the aggregate net assets attributable to Fund Shares held by MPAM Clients and by Beneficial Shareholders who are not MPAM Clients, using the valuation procedures referred to in paragraph 2.1, by the net asset value of one share of MPAM class and Investor class of the Acquiring Fund, respectively, determined in accordance with paragraph 2.2.

    2.4 All computations and calculations of value shall be made by Dreyfus in accordance with its regular practices as fund accountant for the Fund and the Acquiring Fund, respectively.

    3.  CLOSING AND CLOSING DATE.

    3.1 Consummation of the Reorganization and related acts (the "Closing") shall occur on October 1, 2001 or such other date as to which the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:30 p.m., New York time, at the offices of Dreyfus, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

    3.2 The Fund shall deliver to the Acquiring Fund at the Closing a statement of assets and liabilities, including a schedule of the Assets setting forth for all portfolio securities thereon their adjusted tax basis and holding period by lot, as of the Closing, certified by the Company's Treasurer or Assistant Treasurer. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been presented for examination to the Acquiring Fund prior to the Closing Date and have been delivered in proper form to the Acquiring Fund.

    3.3 If on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Company, or provide evidence satisfactory to the Fund that such

Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

    4.  REPRESENTATIONS AND WARRANTIES.

    4.1 The Company represents and warrants to the Trust as follows:

        (a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing and in good standing under the laws of State of Maryland, and has power to own all of its properties and Assets and to carry out this Agreement.

        (b) The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

        (c) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as the same may have been amended (the "Articles"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound.

        (d) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

        (f) The Statements of Assets and Liabilities of the Fund at October 31, 2000, October 31, 1999, and October 31, 1998, have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Trust) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

        (g) Since October 31, 2000, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.3 hereof.

        (h) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

        (i) The Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Fund met all the requirements of Subchapter M of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company"; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply to it.

        (j) The Liabilities were incurred by the Fund in the ordinary course of its business.

        (k) The Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code.

        (l) Not more than 25% of the value of the Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

        (m) The Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Closing Date.

        (n) All issued and outstanding shares of the Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, on the date of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

        (o) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder.

        (p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

        (q) The proxy statement of the Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    4.2 The Trust represents and warrants to the Company as follows:

        (a) The Acquiring Fund is a duly established and designated series of the Trust, an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

        (b) The Trust is registered under the 1940 Act as an open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

        (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

        (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Amended and Restated Declaration of Trust dated June 5, 2000 (the "Declaration of Trust") or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        (f) The Statement of Assets and Liabilities of the Acquiring Fund as of September 1, 2000 has been audited by KPMG LLP, independent auditors, and is in accordance with generally accepted accounting principles, consistently applied, and such statement (a copy of which has been furnished to the Fund) fairly reflects the financial condition of the Acquiring Fund as of such date.

        (g) Since September 1, 2000 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the Statement of Assets and Liabilities referred to in Section 4.2(f) hereof.

        (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

        (i) The Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquiring Fund met all the requirements of Subchapter M for qualification and treatment as a regulated investment company; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply to it.

        (j) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

        (k) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to the Acquiring Fund, have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business.

        (l) The Acquiring Fund (i) will, after the Reorganization, continue the "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) that the Fund conducted before the Reorganization, (ii) has no plan or intention to sell or otherwise dispose of, within one year after the Closing Date, more than one-third (1/3) of the Assets by value, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a regulated investment company, and (iii) will use a significant portion of the Fund's "historic business" (within the meaning of section 1.368-1(d)(3) of the Regulations) assets in that business.

        (m) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

        (n) Immediately after the Reorganization (i) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

        (o) The Acquiring Fund does not own, directly or indirectly, nor on the Closing Date will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of the Fund.

        (p) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

        (q) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trust's Trustees and Acquiring Fund shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

        (r) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    5.  COVENANTS OF THE ACQUIRING FUND AND THE FUND.

    5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

    5.2 The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

    5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

    5.5 The Company will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(q), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

    5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.7 The Acquiring Fund and the Fund shall cooperate in the preparation and filing as promptly as practicable with the Commission of an application, in form and substance reasonably satisfactory to their counsel, for exemptive relief from the provisions of Section 17 of the 1940 Act, and from any other provision of the 1940 Act deemed necessary or advisable by such counsel, to permit consummation of the Reorganization as contemplated herein (the "Exemptive Application"). The Acquiring Fund and the Fund shall use all reasonable efforts to obtain the relief requested by the Exemptive Application.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    6.1 All representations and warranties of the Company on behalf of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 The Fund shall have delivered to the Acquiring Fund the statement of the Fund's assets and liabilities (referred to in paragraph 1.3), together with the schedule of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Company.

    6.3 The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company made in this Agreement on behalf of the Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

    The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Trust made in this Agreement on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE FUND.

    If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Articles.

    8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5 The relief requested by the Exemptive Application shall have been granted in form and substance reasonably satisfactory to the counsel for the Acquiring Fund and the Fund.

    8.6 The Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

    8.7 The parties shall have received an opinion ("Tax Opinion") of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for Federal income tax purposes:

        (a) The transfer of all or substantially all of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Fund's distribution of those shares PRO RATA to the Fund Shareholders constructively in exchange for their Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code; (b) the Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities; (c) the Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or on the distribution (whether actual or constructive) of the Acquiring Fund Shares to Fund Shareholders in exchange for their shares; (d) a Beneficial Shareholder will recognize no gain or loss on the actual or constructive exchange of all its Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis in the Acquiring Fund Shares received by each Beneficial Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis in the Fund Shares such shareholder exchanges for those Acquiring Fund Shares, and the holding period of the Acquiring Fund Shares to be received by each Beneficial Shareholder will include the period during which the Fund Shares exchanged therefor were held by such shareholder (provided the Fund Shares were held as capital assets on the Closing Date); and (f) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Fund immediately prior to the Reorganization, and the holding period of the Assets of the Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Fund.

    In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraphs 6.3 and 7.2.

    Notwithstanding the foregoing, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Fund or the Acquiring Fund or any Beneficial Shareholders with respect to any Asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    9.  TERMINATION OF AGREEMENT; EXPENSES.

    9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of either of the parties' Board, make proceeding with the Reorganization inadvisable.

    9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, Directors, officers or shareholders of the Trust or of the Company, as the case may be, in respect of this Agreement, other than as provided in paragraph 9.3.

    9.3 The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Agreement is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

    10. WAIVER.

    At any time prior to the Closing Date, any of the conditions described in Sections 6, 7 and 8 may be waived by the Board of the Trust or of the Company if, respectively, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Fund, as the case may be.

    11.  MISCELLANEOUS.

    11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

    11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

    11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Fund and the Fund shall be governed and construed, respectively, in accordance with the internal laws of The Commonwealth of Massachusetts and the State of Maryland, in each case without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the Federal securities laws, the latter shall govern.

    11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

    11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    11.6 (a) References herein to the "MPAM Funds Trust" or its Trustees refer, respectively, to the Trust and its Trustees, not individually or personally, but as acting from time to time under the Declaration of Trust, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Acquiring Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the Trust, or on the shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property; and all persons dealing with the Acquiring Fund must look solely to the Acquiring Fund's property for the enforcement of any claims against the Acquiring Fund.

        (b) The obligations of the Company entered into in the name or on behalf of the Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the Company, or on the shareholders or representatives of the Fund personally, but bind only the Fund's property; and all persons dealing with the Fund must look solely to the Fund's property for the enforcement of any claims against the Fund.

    11.7 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Company on behalf of the Fund.

    11.8 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquiring Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Trust on behalf of the Acquiring Fund.

    IN WITNESS WHEREOF, the Trust and the Company have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.


THE DREYFUS / LAUREL FUNDS, INC.,
on behalf of Dreyfus Disciplined Smallcap Stock Fund



By:
    ------------------------------
    Stephen E. Canter,
    President



ATTEST:
        --------------------------
        Steven F. Newman,
        Secretary




MPAM FUNDS TRUST, on behalf of MPAM Small Cap Stock Fund




By:
    ------------------------------
    David F. Lamere,
    President



ATTEST:
        --------------------------
        Jeff Prusnofsky,
        Secretary

                                    APPENDIX

                    DREYFUS DISCIPLINED SMALLCAP STOCK FUND

    The undersigned shareholder of Dreyfus Disciplined Smallcap Stock Fund (the " Fund" ), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), hereby appoints Steven F. Newman and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on July 9, 2001, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m. on Tuesday, September 25, 2001, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.


    Please mark boxes in blue or black ink.


    1. To approve an Agreement and Plan of Reorganization between the Fund and MPAM Small Cap Stock Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund, subject to its stated liabilities, to the Acquiring Fund, in exchange for Investor shares and MPAM shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of the Acquiring Fund's Investor shares and MPAM shares to the Fund's shareholders and subsequent termination of the Fund.


                   FOR               AGAINST               ABSTAIN
                   [  ]               [  ]                   [  ]



    2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.


THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.


Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.
--------------------------------------------------------------------------------


Dated: _________, 2001


----------------------------------
Signature(s)


----------------------------------
        Signature(s)

Sign, Date and Return the Proxy Card

  Promptly Using the Enclosed Envelope

                            MPAM SMALL CAP STOCK FUND
                         A PORTFOLIO OF MPAM FUNDS TRUST

                     DREYFUS DISCIPLINED SMALLCAP STOCK FUND
                  A PORTFOLIO OF THE DREYFUS/LAUREL FUNDS, INC.

                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                                 1-800-645-6561

                       STATEMENT OF ADDITIONAL INFORMATION


                               DATED JULY 16, 2001

        This Statement of Additional Information (the "SAI"), which is not a Prospectus, relates to the acquisition of the Dreyfus Disciplined Smallcap Stock Fund (the "Fund"), a portfolio of the Dreyfus/Laurel Funds Inc. (the "Company"), by the MPAM Small Cap Stock Fund (the "Acquiring Fund"), a portfolio of the MPAM Funds Trust (the "Trust"). This SAI supplements and should be read in conjunction with the Prospectus/Proxy Statement dated July 16, 2001 (the "Proxy Statement"). To obtain a copy of the Proxy Statement, please write to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or call 1-800-645-6561.

        This SAI consists of this cover page, the unaudited PRO FORMA financial statements of the Fund and Acquiring Fund (giving effect to the Reorganization) as of February 28, 2001, and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

        A. The Statement of Additional Information of the Acquiring Fund, dated July 11, 2001, filed on July 16, 2001, accession number 0000898432-01-500220.

        B.     The Semi-Annual  Report of the Acquiring Fund, dated February 28,
               2001,    filed    on    May    8,    2001,    accession    number
               0001111565-01-500004.

        C. The Prospectus for the Fund, dated March 1, 2001, filed on February 26, 2001, accession number 0000819940-01-000005.

        D. Supplement to Prospectus for the Fund, dated April 30, 2001, filed on May 1, 2001, accession number 0000819940-01-500004.

        E. The Annual Report for the Fund, dated October 31, 2000, filed on January 9, 2001, accession number 0000819940-01-000001.

        F. The Semi-Annual Report for the Fund, dated April 30, 2001, filed on July 2, 2001, accession number 0000819940-01-500009.

        The following tables set forth the unaudited PRO FORMA Statement of Assets and Liabilities as of February 28, 2001, the unaudited PRO FORMA Statement of Operations for the twelve month period ended February 28, 2001 and the unaudited PRO FORMA Statement of Investments for the Fund and Acquiring Fund as adjusted giving effect to the Reorganization.

        The unaudited PRO FORMA Statement of Investments contains information about the securities holdings of the Fund and the Acquiring Fund as of February 28, 2001. The holdings of the Fund and Acquiring Fund have changed since that date due to normal portfolio turnover in response to changes in market conditions. It is not anticipated, however, that any of the Fund's securities would need to be sold if the Fund's shareholders approve the Reorganization.

                                TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
Pro Forma Statement of Investments..............................        A-1
Pro Forma Statement of Assets and Liabilities...................        B-1
Pro Forma Statement of Operations...............................        C-1
Notes to Pro Forma Financial Statements.........................        D-1

PRO FORMA  STATEMENT OF INVESTMENTS (UNAUDITED)
MPAM SMALL CAP STOCK FUND
FEBRUARY 28, 2001
                                                           SHARES                                         VALUE ($)
                                         ------------------------------------------    --------------------------------------------
                                                          Dreyfus                                         Dreyfus
                                             MPAM       Disciplined     Pro Forma         MPAM           Disciplined      Pro Forma
                                           Small Cap     Smallcap       Combined         Small Cap        Smallcap        Combined
COMMON STOCKS--95.8%                       Stock Fund    Stock Fund     (Note 1)         Stock Fund      Stock Fund       (Note 1)
---------------------------------        ------------------------------------------    --------------------------------------------

ALCOHOL & TOBACCO--1.2%
Constellation Brands, Cl. A                  24,250 a       19,450 a      43,700        1,548,362        1,241,882        2,790,244

CONSUMER CYCLICAL--14.0%
AirTran Holdings                             34,000 a       27,200 a      61,200          312,800          250,240          563,040
AnnTaylor Stores                             25,190 a       20,180 a      45,370          650,658          521,249        1,171,907
Bebe Stores                                  18,500 a       14,800 a      33,300          523,781          419,025          942,806
Brown Shoe                                   76,500         61,300       137,800        1,327,275        1,063,555        2,390,830
Callaway Golf                                36,400         29,100        65,500          875,420          699,855        1,575,275
Cheesecake Factory (The)                     19,200 a       15,400 a      34,600          759,600          609,262        1,368,862
Cooper Tire & Rubber                        116,800         93,600       210,400        1,560,448        1,250,496        2,810,944
Direct Focus                                 21,700 a       17,300 a      39,000          577,762          460,613        1,038,375
HON INDUSTRIES                               21,400         17,200        38,600          531,790          427,420          959,210
Harman International Industries              34,400         27,600        62,000        1,028,560          825,240        1,853,800
Haverty Furniture                            44,200         35,400        79,600          609,960          488,520        1,098,480
Hot Topic                                    21,500 a       17,300 a      38,800          564,375          454,125        1,018,500
Jack in the Box                              65,600 a       52,500 a     118,100        1,956,192        1,565,550        3,521,742
Kellwood                                     32,600         26,100        58,700          722,090          578,115        1,300,205
Michaels Stores                              12,500 a       10,000 a      22,500          409,375          327,500          736,875
Pacific Sunwear of California                22,200 a       17,730 a      39,930          733,988          586,198        1,320,186
Pep Boys - Manny, Moe & Jack                 82,600         66,200       148,800          457,604          366,748          824,352
Pier 1 Imports                               95,900         76,800       172,700        1,246,700          998,400        2,245,100
Russell                                      48,800         39,100        87,900          927,200          742,900        1,670,100
ShopKo Stores                                69,700 a       55,800 a     125,500          676,090          541,260        1,217,350
Too                                          29,910 a       23,980 a      53,890          578,759          464,013        1,042,772
Zale                                         47,140 a       37,690 a      84,830        1,483,024        1,185,727        2,668,751
                                                                                       18,513,451       14,826,011       33,339,462


                                      A-1

Consumer Staples--2.6%
Dean Foods                                    9,600          7,700        17,300          316,416          253,792          570,208
Hain Celestial Group                         17,070 a       13,590 a      30,660          529,170          421,290          950,460
Libbey                                        8,000          6,400        14,400          253,200          202,560          455,760
Michael Foods                                61,000         48,810       109,810        1,795,687        1,436,844        3,232,531
Smithfield Foods                             25,800 a       10,800 a      36,600          758,778          317,628        1,076,406
                                                                                        3,653,251        2,632,114        6,285,365

ENERGY--9.1%
Cross Timbers Oil                            35,600         28,500        64,100          878,252          703,095        1,581,347
Energen                                      23,400         18,700        42,100          654,498          523,039        1,177,537
Helmerich & Payne                            34,600         27,700        62,300        1,795,394        1,437,353        3,232,747
Louis Dreyfus Natural Gas                    42,300 a       33,900 a      76,200        1,529,568        1,225,824        2,755,392
Newfield Exploration                         40,400 a       32,400 a      72,800        1,414,808        1,134,648        2,549,456
ONEOK                                        22,200         17,700        39,900          975,690          777,915        1,753,605
Remington Oil & Gas                          70,100 a       56,100 a     126,200          937,588          750,338        1,687,926
Seitel                                       51,500 a       41,200 a      92,700          963,050          770,440        1,733,490
UTI Energy                                   18,300 a       14,600 a      32,900          657,702          524,724        1,182,426
Valero Energy                                61,000         48,800       109,800        2,235,650        1,788,520        4,024,170
                                                                                       12,042,200        9,635,896       21,678,096

HEALTH CARE--11.0%
Alpharma, Cl. A                              39,530         31,650        71,180        1,314,373        1,052,363        2,366,736
Cooper                                       31,300         24,980        56,280        1,280,170        1,021,682        2,301,852
IDEXX Laboratories                           74,060 a       59,300 a     133,360        1,745,039        1,397,256        3,142,295
Medicis Pharmaceutical, Cl. A                27,420 a       21,960 a      49,380        1,442,292        1,155,096        2,597,388
Mentor                                       17,800         14,200        32,000          410,512          327,487          737,999
NBTY                                         55,500 a       44,400 a      99,900          386,765          309,413          696,178
Orthodontic Centers of America               34,200 a       27,400 a      61,600          803,700          643,900        1,447,600
Patterson Dental                             52,460 a       41,960 a      94,420        1,659,048        1,326,985        2,986,033
PolyMedica                                   12,700 a       10,100 a      22,800          492,125          391,375          883,500
Priority Healthcare, Cl. B                   30,700 a       24,600 a      55,300        1,254,863        1,005,525        2,260,388

                                      A-2

STERIS                                       73,400 a       58,800 a     132,200        1,372,580        1,099,560        2,472,140
Stewart Enterprises, Cl. A                  199,900 a      160,000 a     359,900          668,415          535,000        1,203,415
Sunrise Assisted Living                      17,400 a       13,900 a      31,300          413,250          330,125          743,375
Syncor International                         11,200 a        9,000 a      20,200          392,000          315,000          707,000
Triad Hospitals                              27,030 a       21,640 a      48,670          883,543          707,357        1,590,900
                                                                                       14,518,675       11,618,124       26,136,799

INTEREST SENSITIVE--12.5%
Allied Capital                               59,290         47,470       106,760        1,415,549        1,133,346        2,548,895
Banco Latinoamericano de
   Exportaciones, Cl. E                      40,300         32,300        72,600        1,352,468        1,083,988        2,436,456
BlackRock                                    27,300 a       21,800 a      49,100        1,075,620          858,920        1,934,540
Commerce Bancorp                             30,800         24,700        55,500        1,832,600        1,469,650        3,302,250
Cullen/Frost Bankers                         62,390         49,910       112,300        2,237,305        1,789,773        4,027,078
Eaton Vance                                  59,580         47,780       107,360        1,822,552        1,461,590        3,284,142
iStar Financial                              37,800         30,300        68,100          945,000          757,500        1,702,500
MONY Group                                   30,230         24,220        54,450        1,118,510          896,140        2,014,650
Radian Group                                 21,900         17,500        39,400        1,354,515        1,082,375        2,436,890
RenaissanceRe Holdings                       23,150         18,560        41,710        1,721,203        1,379,936        3,101,139
Webster Financial                            57,130         45,710       102,840        1,624,634        1,299,878        2,924,512
                                                                                       16,499,956       13,213,096       29,713,052

Internet Related--.2%
Inet Technologies                            14,500 a       11,600 a      26,100          218,406          174,725          393,131

PRODUCER GOODS & SERVICES--18.4%
Arch Chemicals                               50,840         41,500        92,340        1,014,258          827,925        1,842,183
Arkansas Best                                28,700 a       23,000 a      51,700          480,725          385,250          865,975
Astec Industries                             49,140 a       39,380 a      88,520          654,176          524,246        1,178,422
Beazer Homes USA                             18,000 a       14,400 a      32,400          822,600          658,080        1,480,680
C&D Technologies                             28,100         22,500        50,600          927,300          742,500        1,669,800
Cambrex                                      30,600         24,500        55,100        1,276,326        1,021,895        2,298,221
Cymer                                        19,000 a       15,200 a      34,200          406,125          324,900          731,025
Hughes Supply                                34,900         28,000        62,900          612,495          491,400        1,103,895
Insituform Technologies, Cl. A               17,240 a       13,770 a      31,010          581,850          464,738        1,046,588

                                      A-3

Lone Star Technologies                       15,800 a       12,700 a      28,500        702,942          565,023        1,267,965
Lubrizol                                      7,110             --         7,110        229,440              ---          229,440
M.D.C. Holdings                              13,600         10,900        24,500        486,200          389,675          875,875
Manitowoc                                    33,730         27,020        60,750        951,186          761,964        1,713,150
Milacron                                     68,460         54,890       123,350      1,359,616        1,090,115        2,449,731
NCI Building Systems                         65,730 a       52,590 a     118,320      1,288,308        1,030,764        2,319,072
NVR                                           4,200 a        3,400 a       7,600        611,100          494,700        1,105,800
Reliance Steel & Aluminum                    68,010         54,500       122,510      1,741,056        1,395,200        3,136,256
Roadway Express                             107,300         85,900       193,200      2,769,681        2,217,294        4,986,975
Standard Pacific                             17,100         13,700        30,800        410,400          328,800          739,200
Stanley Works                                24,300         19,500        43,800        845,640          678,600        1,524,240
Stewart & Stevenson Services                 40,500         32,500        73,000      1,042,875          836,875        1,879,750
Stillwater Mining                            10,400 a        8,300 a      18,700        346,216          276,307          622,523
Teekay Shipping                              43,700         35,000        78,700      1,800,440        1,442,000        3,242,440
Terex                                        76,960 a       61,610 a     138,570      1,419,912        1,136,704        2,556,616
Timken                                       27,670         22,110        49,780        442,720          353,760          796,480
United Stationers                            45,100 a       36,100 a      81,200      1,130,319          904,756        2,035,075
                                                                                     24,353,906       19,343,471       43,697,377

SERVICES--7.8%
Armor Holdings                               59,260 a       47,450 a     106,710        885,937          709,378        1,595,315
Audiovox, Cl. A                              89,300 a       71,500 a     160,800        965,556          773,094        1,738,650
BARRA                                         6,400 a        5,200 a      11,600        280,800          228,150          508,950
Consolidated Graphics                        55,300 a       44,200 a      99,500        747,656          597,584        1,345,240
Cox Radio, Cl. A                             49,970 a       40,070 a      90,040      1,099,840          881,941        1,981,781
Deluxe                                       13,500         10,800        24,300        328,725          262,980          591,705
Dollar Thrifty Automotive Group              71,300 a       57,100 a     128,400      1,422,435        1,139,145        2,561,580
Entercom Communications                      19,440 a       15,620 a      35,060        792,180          636,515        1,428,695
Galileo International                        39,900         32,000        71,900        907,725          728,000        1,635,725
Pre-Paid Legal Services                      52,900 a       42,400 a      95,300      1,044,775          837,400        1,882,175
R. H. Donnelley                              36,900 a       29,500 a      66,400      1,011,060          808,300        1,819,360
Tetra Tech                                   47,200 a       37,800 a      85,000        817,150          654,413        1,471,563
                                                                                     10,303,839        8,256,900       18,560,739
                                      A-4


TECHNOLOGY--17.2%
Advanced Energy Industries                   12,400 a        9,900 a      22,300        281,325          224,606          505,931
Aeroflex                                     20,700 a       16,600 a      37,300        276,862          222,025          498,887
Amphenol, Cl. A                              13,200 a       10,500 a      23,700        471,240          374,850          846,090
Anixter International                        18,300 a       14,600 a      32,900        391,620          312,440          704,060
AremisSoft                                   46,800 a       37,420 a      84,220      1,158,300          926,145        2,084,445
Axcelis Technologies                         67,100 a       53,700 a     120,800        618,578          495,047        1,113,625
Black Box                                    19,100 a       15,300 a      34,400        785,487          629,212        1,414,699
Brightpoint                                 114,600 a       91,800 a     206,400        401,100          321,300          722,400
CACI International, Cl. A                    41,400 a       33,100 a      74,500      1,128,150          901,975        2,030,125
Cabot Microelectronics                        6,500          5,200        11,700        393,656          314,925          708,581
Catapult Communications                      15,100 a       12,100 a      27,200        254,812          204,188          459,000
Cerner                                        7,300 a        5,800 a      13,100        373,669          296,888          670,557
Checkpoint Systems                           54,100 a       43,300 a      97,400        489,605          391,865          881,470
Coherent                                      8,700 a        7,000 a      15,700        364,312          293,125          657,437
Cohu                                         17,700         14,100        31,800        288,731          230,006          518,737
DDi                                          17,000         13,600        30,600        362,313          289,850          652,163
DMC Stratex Networks                         48,400 a       38,720 a      87,120        441,650          353,320          794,970
DuPont Photomasks                            17,190 a       13,730 a      30,920      1,133,466          905,322        2,038,788
ESS Technology                               73,500 a       58,900 a     132,400        496,125          397,575          893,700
Electro Scientific Industries                11,100 a        8,900 a      20,000        311,494          249,756          561,250
General Cable                                63,800         51,100       114,900        682,660          546,770        1,229,430
General Semiconductor                        36,300 a       29,000 a      65,300        324,885          259,550          584,435
Integrated Silicon Solution                  24,600 a       13,200 a      37,800        329,025          603,075          932,100
Jack Henry & Associates                      16,500         19,700        36,200        753,844          263,488        1,017,332
KEMET                                        25,100 a       20,100 a      45,200        422,182          338,082          760,264
Lightbridge                                  29,100 a       23,300 a      52,400        345,562          276,688          622,250
MKS Instruments                              15,700 a       12,600 a      28,300        274,750          220,500          495,250
Mercury Computer Systems                      8,900 a        7,100 a      16,000        338,200          269,800          608,000
Merix                                        28,100 a       22,500 a      50,600        351,250          281,250          632,500
National Instruments                         13,800 a       11,000 a      24,800        671,025          534,875        1,205,900
Nu Horizons Electronics                      61,400 a       49,100 a     110,500        629,350          503,275        1,132,625
Park Electrochemical                         12,900         10,300        23,200        380,550          303,850          684,400
Pioneer-Standard Electronics                 73,000         58,500       131,500        894,250          716,625        1,610,875

                                      A-5

Planar Systems                               12,600 a       10,100 a      22,700        298,463          239,244          537,707
RSA Security                                 22,800 a       18,200 a      41,000      1,083,000          864,500        1,947,500
RadiSys                                      18,100 a       14,500 a      32,600        398,200          319,000          717,200
Rainbow Technologies                         25,900 a       20,800 a      46,700        166,731          133,900          300,631
Read-Rite                                    44,400 a       35,600 a      80,000        342,713          274,787          617,500
Remedy                                       36,260 a       29,020 a      65,280        881,571          705,549        1,587,120
Rudolph Technologies                          7,700 a        6,100 a      13,800        276,238          218,838          495,076
Silicon Storage Technology                   25,200 a       20,200 a      45,400        252,000          202,000          454,000
Technitrol                                   13,200         10,500        23,700        460,020          365,925          825,945
TranSwitch                                   17,500 a       13,940 a      31,440        351,094          279,671          630,765
Trimble Navigation                           40,400 a       32,400 a      72,800        709,525          569,025        1,278,550
Varian Semiconductor Equipment               13,800 a       11,000 a      24,800        388,988          310,063          699,051
Zebra Technologies, Cl. A                     5,700 a        4,600 a      10,300        256,856          207,287          464,143
                                                                                     22,685,427       18,142,037       40,827,464

UTILITIES--1.8%
Cleco                                        18,900         15,100        34,000        857,871          685,389        1,543,260
Public SDTE                                  60,700         48,600       109,300      1,558,776        1,248,048        2,806,824
                                                                                      2,416,647        1,933,437        4,350,084

TOTAL COMMON STOCKS
   (cost $121,306,242 and
     $96,040,929)                                                                   126,754,120      101,017,693      227,771,813

                                          Principal
SHORT-TERM INVESTMENTS--4.2%              Amount ($)                                  Value ($)
------------------------------------     -----------                               -------------

REPURCHASE AGREEMENTS:
   Salomon Smith Barney, Tri-Party
     Repurchase Agreement, 5.48%
     dated 2/28/2001 to be
     repurchased at $6,295,958 on
     3/1/2001, collateralized by
     $6,502,000 Federal Home Loan
     Mortgage Corp. Discount
     Notes, due 5/31/2001, value
     $6,421,746
                                          6,295,000             --     6,295,000      6,295,000               --        6,295,000

                                      A-6


   Greenwich Capital Markets,
   Tri-Party Repurchase Agreement,
     5.38%, dated 2/28/2001, to be
     repurchased at $3,655,546 on
     3/1/2001, collateralized by
     $3,650,000 Federal Home Loan
     Bank, Bonds, 6.75%,
     2/15/2002, value $3,729,378                 --      3,655,000     3,655,000             --        3,655,000        3,655,000


TOTAL SHORT-TERM INVESTMENTS
   (cost $6,295,000 and $3,655,000)                                                   6,295,000        3,655,000        9,950,000

Total Investments-100.0%
   (cost $127,601,242 and $99,695,929)                                              133,049,120      104,672,693      237,721,813

a  NON-INCOME PRODUCING.

 SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
FEBRUARY 28, 2001

                                                                                 DREYFUS
                                                                 MPAM           DISCIPLINED                      PRO FORMA
                                                                SMALL CAP        SMALLCAP                        COMBINED
                                                               STOCK FUND       STOCK FUND      ADJUSTMENTS       (NOTE 1)
                                                              -------------    -------------   -------------   -------------
ASSETS:        Investments in securities, at value -
                  See Statement of Investments *               $133,049,120    $ 104,672,693                   $ 237,721,813
               Cash                                                 502,928            4,425                         507,353
               Receivable for investment securities sold             21,102               --                          21,102
               Dividends receivable                                  71,965           58,153                         130,118
               Interest receivable                                      958              546                           1,504
               Receivable for shares of Capital Stock
                 subscribed                                              --            1,008                           1,008
               Prepaid expenses                                      13,972               --                          13,972
                                                              -------------    -------------                   -------------
                    TOTAL ASSETS                               $133,660,045    $ 104,736,825                     238,396,870
                                                              -------------    -------------   -------------   -------------

LIABILITIES:   Due to The Dreyfus Corporation and
                 affiliates                                         105,768          126,816                         232,584
               Due to Administrator                                  14,894               --                          14,894
               Payable for investment securities
                 purchased                                        3,327,998        1,415,106                       4,743,104
               Payable for shares of Beneficial
                 Interest redeemed                                   33,722               --                          33,722
               Accrued expenses                                      27,153               --                          27,153
                                                              -------------    -------------   -------------   -------------
                    TOTAL LIABILITIES                             3,509,535        1,541,922                       5,051,457
                                                              -------------    -------------   -------------   -------------
NET ASSETS                                                    $ 130,150,510    $ 103,194,903                   $ 233,345,413
                                                              -------------    -------------   -------------   -------------
REPRESENTED BY: Paid-in capital                               $ 133,551,591    $ 107,344,406                   $ 240,895,997
                Accumulated undistributed investment
                  income-net                                        (46,964)        (886,878)                       (933,842)
                Accumulated net realized gain (loss)
                  on investments                                 (8,801,995)      (8,239,389)                    (17,041,384)
                Accumulated net unrealized appreciation
                  (depreciation) on investments                   5,447,878        4,976,764                      10,424,642
                                                              -------------    -------------   -------------   -------------
NET ASSETS                                                    $ 130,150,510    $ 103,194,903                   $ 233,345,413
                                                              =============    =============   =============   =============

Shares of Beneficial Interest outstanding (unlimited
  number of shares authorized):
MPAM SMALL CAP STOCK FUND                                        11,129,129
                                                              =============
Shares of Capital Stock outstanding (100 million shares
  of $.001 par value shares authorized):
DREYFUS DISCIPLINED SMALLCAP STOCK FUND                                            5,896,494
                                                                               =============
NET ASSET VALUE PER SHARE-NOTE 3:
MPAM Small Cap Stock Fund
  ($130,150,510 / 11,129,129 shares)                              $   11.69
                                                              =============
Dreyfus Disciplined Smallcap Stock Fund
  ($103,194,903 / 5,896,494 shares)                                                $   17.50
                                                                               =============
Pro forma Combined
  ($233,345,413 / 19,956,216 shares)                                                                                 $ 11.69
                                                                                                               =============
* Investments in securities, at cost                          $ 127,601,242     $ 99,695,929                   $ 227,297,171
                                                              =============     ============   =============   =============

                                     SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
FOR THE FIVE MONTHS ENDED FEBRUARY 28, 2001

                                                                                DREYFUS
                                                                  MPAM         DISCIPLINED                       PRO FORMA
                                                                SMALL CAP       SMALLCAP                         COMBINED
                                                               STOCK FUND      STOCK FUND       ADJUSTMENTS       (NOTE 1)
                                                              ------------   -------------     ------------     -------------
INVESTMENT INCOME:

INCOME:    Cash Dividends                                        $ 368,306       $ 343,928                       $    712,234
                                                                                                                 ------------

           Interest                                                118,191          64,443                            182,634
                                                              ------------   -------------                      -------------
                TOTAL INCOME                                       486,497         408,371                            894,868
                                                              ------------   -------------                      -------------
EXPENSES:  Investment Advisory/Management fee                    $ 431,849       $ 583,380      (186,682) (a)     $   828,547
           Administration fee                                       73,137                        67,182  (a)         140,319
           Custodian fees                                           15,122                         5,000  (a)          20,122
           Auditing fees                                            10,619                         2,000  (a)          12,619
           Registration fees                                         9,114                                              9,114
           Trustees' fees and expenses                               3,962                           500  (a)           4,462
           Prospectus and shareholders' reports                      3,718                         1,000  (a)           4,718
           Legal fees                                                1,205                           500  (a)           1,705
           Shareholder servicing costs                                 359                                                359
           Distribution fees                                            --         116,676      (116,676) (a)              --
           Interest                                                     --             196                                196
           Loan commitment fees                                         --             187                                187
           Miscellaneous                                             3,392                                              3,392
                                                              ------------   -------------     ---------        -------------

                TOTAL EXPENSES                                     552,477         700,439      (227,176)           1,025,740
                                                              ------------   -------------     ---------        -------------
           Less- reduction in administration fee due to
           undertaking                                             (19,016)             --        16,775  (a)          (2,241)
                                                              ------------   -------------     ---------        -------------
                NET EXPENSES                                       533,461         700,439      (210,401)           1,023,499
                                                              ------------   -------------     ---------        -------------
INVESTMENT (LOSS)                                                  (46,964)       (292,068)      210,401             (128,631)
                                                              ------------   -------------     ---------        -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

           Net realized gain (loss) on investments             $(8,801,995)    $(9,433,669)                      $(18,235,664)
           Net unrealized appreciation (depreciation)
             on investments                                        950,268      (1,426,816)                          (476,548)
                                                              ------------   -------------     ---------        -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          (7,851,727)    (10,860,485)            -          (18,712,212)
                                                              ------------   -------------     ---------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                          $ (7,898,691)  $ (11,152,553)    $ 210,401        $ (18,840,843)
                                                              ============   =============     =========        =============

(a)  Reflects the adjustment of expenses to be commensurate with those of the combined fund.







SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

MPAM SMALLCAP STOCK FUND
------------------------
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

         At special meetings of the Boards held on April 26, 2001, the Boards of Trustees/ Directors of MPAM Funds Trust and The Dreyfus/Laurel Funds Inc., each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of Dreyfus Disciplined Smallcap Stock Fund ( the "Fund"), a series of The Dreyfus/Laurel Funds Inc., the Fund will transfer all of its assets, subject to its liabilities, to MPAM Small Cap Stock Fund ("MPAM"), a series of MPAM Funds Trust, in exchange for a number of shares of MPAM equal in value to the assets less liabilities of the Fund (the "Exchange"). Shares of MPAM then will be distributed to Fund shareholders on a pro rata basis in liquidation of the Fund. MPAM Investor Class shares will be created prior to the Merger.

         The Exchange will be accounted for as a tax free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of MPAM and the Fund at February 28, 2001. The unaudited pro forma statement of operations reflects the results of operations of MPAM and the Fund for the five months ended February 28, 2001. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of MPAM for pre-combination periods will not be restated. The fiscal year ends are October 31 for the Fund and August 31 for MPAM.

         The pro forma statements of investments, assets and liabilities and operations (MPAM commenced its operations on October 2, 2000, therefore, pro forma financial statements are based on five months) should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at February 28, 2001. Following the proposed merger, the MPAM Small Cap Stock Fund will be the accounting survivor.

NOTE 2--Portfolio Valuation:

         Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board.

NOTE 3--Capital Shares:

         The pro forma net asset value per share assumes the issuance of 8,827,087 shares of MPAM of Beneficial Interest in connection with the proposed acquisition by MPAM of the Fund. The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Fund at February 28, 2001 by the net asset value per share of MPAM at February 28, 2001 of $11.69. The pro forma combined number of shares outstanding of 19,956,216 consists of the 8,827,087 shares issuable to the Fund as a result of the merger and the 11,129,129 shares of MPAM outstanding at February 28, 2001.

NOTE 4--Pro Forma Operating Expenses:

         The accompanying pro forma financial statements reflect changes in fund expenses as if the merger had taken place on February 28, 2001. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5--Merger Costs:
         Merger costs are estimated at approximately $51,000 and are not included in the pro forma statement of operations since these costs are not recurring and are borne by the combined Fund. These costs represent the estimated expenses of the funds carrying out their obligations under the Exchange and consists of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the Exchange.

NOTE 6--Federal Income Taxes:

         Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, MPAM intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

         The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

                                      D-2